Exhibit 99.1

SECOND AMENDMENT TO CONTRACT OF EMPLOYMENT

BETWEEN:

CHENIERE LNG SERVICES, société à responsabilité limitée, registered at the Paris Company Registry under number 488 841 685, the head office of which is at 29 rue Bassano 75008 Paris and represented by Mr Charif Souki, Gérant

(hereafter Cheniere LNG Services SARL
will be referred to as "the Company")

AND:

Mr Jean ABITEBOUL of French nationality, residing at Flat 2, 8 Bryanston Square, London, WIH 2DH,

(hereafter referred to as "Mr Abiteboul" or "the Employee")

Together, the "Parties"

WHEREAS:

Mr ABITEBOUL was recruited by the Company under an indefinite term contract of employment with effect from 20 February 2006 as Executive Director.
In undertaking his duties, Mr ABITEBOUL is required to travel abroad, for long periods for the purposes of developing the commercial strategy and sourcing LNG supply for the Group.
From 2010, it became obvious that the execution of his role required Mr ABITEBOUL to frequently be in the English offices of Cheniere Supply & Marketing, Inc., based in London.
Accordingly, from 30 April 2010, Mr ABITEBOUL was seconded by the Company to Cheniere Supply & Marketing, Inc., for a maximum period of 24 months, in order to undertake the role set out in his contract of employment.
This need has however continued and the Parties have therefore agreed, expressly subject to and conditional upon the approval of the Compensation Committee (“Compensation Committee”) of the Board of Directors of Cheniere Energy, Inc, to prolong the period of the secondment by a further 12 months, with effect from 30 April 2012, which forms the purpose of this amendment to the contract of employment.

THE FOLLOWING HAS BEEN AGREED:
Mr ABITEBOUL's contract of employment dated 20 February 2006 and the amendment effective 30 April 2010 are therefore to be amended as follows with effect from 30 April 2012.
Article 1 Purpose of this amendment

Mr ABITEBOUL's secondment to Cheniere Supply & Marketing, Inc., will be prolonged by a period of 12 months, until 30 April 2013 at the latest. Accordingly, Mr ABITEBOUL will continue to exercise his role as defined in his contract of employment within Cheniere Supply & Marketing, Inc.

The parties agree that this period of secondment will not in any event be interpreted as a guarantee of employment for the Employee, which he does not contest.

Any potential further extension in the period of secondment of Mr ABITEBOUL to England in excess of the additional period mentioned above shall require a separate amendment to his contract of employment and be subject to and conditional upon the approval of the Compensation Committee.

The secondment may be terminated by the Company or by Mr ABITEBOUL with a notice period of two months.

Article 2 Situation during the secondment

During the period of his secondment, Mr ABITEBOUL will remain an employee of the Company, and no other entity shall be able to modify or terminate his contract of employment.

During the period of his secondment, Mr ABITEBOUL will continue to report to Mr Charif Souki, or such other person who succeeds him in his role and report regularly on the state of progress of his role.

Mr ABITEBOUL must comply with the internal rules within Cheniere Supply & Marketing, Inc., and in general with all instructions which are given to him in terms of health and safety.

Article 3 Place and duration of work

During the secondment period, Mr ABITEBOUL will undertake his role at the head office of the English branch of Cheniere Supply & Marketing, Inc. in London.

Within the scope of his role, he may however be required to travel within and outside of Europe.

Mr ABITEBOUL's working time shall be in accordance with his contract of employment and in compliance with French law and public order provisions relating to working time in England.

Article 4 Basic remuneration

Mr ABITEBOUL will receive, in remuneration for his activity, a gross annual basic salary of 245,560.00 euros, which will be paid in 12 monthly installments of 20,463.33 euros.

Mr ABITEBOUL's remuneration is agreed to take into account his responsibilities and remunerates the time worked by Mr ABITEBOUL, subject to any contrary public order provisions under English law.

All elements of the remuneration will be subject to deductions required by the relevant laws. A sum corresponding to the monthly sum in euros of the basic salary shall be paid on a monthly basis by Cheniere Supply & Marketing, Inc. in pounds sterling into a bank account designated by Mr ABITEBOUL.

Article 5 Aid with mobility

5.1 Housing costs for the Employee in England

The parties recognise that Mr ABITEBOUL's secondment to England means that the Employee must have temporary accommodation in England.

In this regard, Cheniere Supply & Marketing, Inc. will pay to the owner of the property, on behalf of Mr ABITEBOUL, a contribution in pounds sterling to cover the costs of temporary accommodation for Mr ABITEBOUL during his secondment, such sum not to exceed a maximum of 200,000 euros per annum (the "Housing Allowance").

It is understood that the reimbursement of such expenses will immediately cease on the termination of the secondment, for whatever reason and whichever party terminates the secondment.

The sums paid to Mr ABITEBOUL by way of Housing Allowance are subject to the relevant social security and other deductions as required by law, which fact Mr ABITEBOUL expressly accepts.

For the avoidance of doubt, the amounts paid to Mr ABITEBOUL under clause 5.1 will not be taken into account for the purposes of calculating his remuneration for the purposes of other payments to Mr ABITEBOUL, including (without limitation) the calculation of bonus payments, contributions to retirement plans, payments on change of control, termination payments etc.

5.2 Tax equalisation

Cheniere Supply & Marketing, Inc. will also pay to Mr ABITEBOUL an annual sum equivalent in pounds sterling to 200,000 euros by way of "tax equalisation", from which shall be deducted the equivalent in euros of the Housing Allowance which is paid pursuant to clause 5.11.

5.3 Taxes

Cheniere Supply & Marketing, Inc. will pay the reasonable costs incurred by Mr ABITEBOUL in engaging an accountant to assist him in the preparation of his tax declarations of revenue as required in the UK and France on presentation of an invoice.

For the avoidance of doubt, Mr ABITEBOUL remains responsible for all final declarations and the payment of taxes.

Article 6 Social protection / benefits in kind

To the extent compatible with the European regulations in force as at the date of signature of this amendment, the Company will take reasonable steps to ensure that Mr ABITEBOUL will be affiliated during his secondment to the English social security regime in relation to English social security contributions and the Company will take any necessary steps to ensure that Mr ABITEBOUL will be affiliated to the French basic retirement regime via a voluntary inscription with the CFE (Caisse des Français à l'Etranger). He will continue to benefit from the additional retirement benefits ARRCO and AGIRC and the plans PEE and PERCO put in place within the Company.

1 For example, if the sum of 150,000 euros is paid by way of Housing Allowance, a maximum sum of 50,000 euros will be paid by way of tax equalisation.

Mr ABITEBOUL will also be affiliated to the CFE in relation to health and invalidity insurance and accidents at work.

The contributions to the regimes referred to above will be calculated on the basis of the basic remuneration of Mr ABITEBOUL up to the relevant social security caps.

Mr ABITEBOUL will pay the full sum of the 40% of contributions in relation to the CFE. He will also pay the contributions required in relation to the retirement funds ARRCO and AGIRC, to the PEE and PERCO in the same manner as if he had continued to work in France.

The retirement contributions will be calculated in accordance with French law and the employee part of these charges shall be deducted from Mr ABITEBOUL's remuneration.

Mr ABITEBOUL will benefit from a private additional health insurance policy and an additional plan in relation to incapacity at work, invalidity and death, in accordance with the terms of the Group policy.

The cost of the contributions to these regimes will be shared between Mr ABITEBOUL and the Company as if he had continued to work in France.

Article 7 Paid holidays

Mr ABITEBOUL will benefit from holiday as provided for under French law, subject to any public order provisions under English law.

Article 8 Termination of the secondment by Cheniere Supply & Marketing, Inc./ the Company / Situation on the return from secondment / Resignation by the Employee

8.1 Termination of the secondment by Cheniere Supply & Marketing, Inc./ by the Company

If Cheniere Supply & Marketing, Inc. cannot continue to receive the Employee as seconded until the end of the secondment or if Employee's secondment is terminated by the Company, the Employee will be repatriated by the Company and the costs of repatriation will be paid by the Company subject to the rules in place within the Group and on presentation of receipts (removal and travel costs).

On his return, the Employee will return to the previous role which he occupied before his secondment, in the conditions set out by his contract of employment. His remuneration will be equal to that provided for in article 4 of this amendment as may be amended from time to time by consent, it being understood that the additional benefits linked to the secondment abroad and in particular the benefits set out in article 5, will no longer be applicable.

However, the place of work within France may be amended within the Paris Region.

8.2 Resignation by the Employee

If Mr ABITEBOUL resigns from his post within the Company, thus terminating his secondment and his contract of employment with the Company, the costs of his repatriation will not be paid by the Company.

In such case, Mr ABITEBOUL will also be required, subject to the Company agreeing otherwise, to respect his notice period of three (3) months, as set out in the contract of employment dated 20 February 2006.

Article 9 Applicable law and jurisdiction

This amendment is subject to French law, subject to any international public order provisions.

In the event of any disputes concerning the interpretation, execution or termination of this Amendment, the parties agree to bring any claims before the French Courts.

All other terms of the contract of employment remain unchanged.

Signed at

On

In three copies.

/s/ Charif Souki__________________             /s/ Jean Abiteboul_____________
For the Company*
Mr Charif Souki                    Mr ABITEBOUL*

In the presence of Cheniere Supply & Marketing, Inc.

* Faire précéder de la mention lu et approuvé